UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): October 31, 2005


                         ADVANCED MEDICAL INSTITUTE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       000-29531                                          88-0409144
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                          LEVEL 1, 204-218 BOTANY ROAD
                               ALEXANDRIA NSW 2015
                                    AUSTRALIA
       -----------------------------------------------------------------
              (Address of principal executive offices and zip Code)


                                (61) 2 9640 5253
       -----------------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


      On October 31, 2005, Advanced Medical Institute Inc. (the "Company") issued a press release containing certain financial results for the first fiscal quarter ended September 30, 2005. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

      The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

      Exhibit No.       Description
      -----------       -----------

         99.1 Press release dated October 31, 2005 announcing Advanced Medical Institute Inc.'s results of operations for first quarter ended September 30, 2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED MEDICAL INSTITUTE INC.


                                         By: /s/ Dilip Shrestha
                                             -----------------------------------
                                         Name:   Dilip Shrestha
                                         Title:  Chief Financial Officer

Dated: October 31, 2005

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

         99.1 Press release dated October 31, 2005 announcing Advanced Medical Institute Inc.'s results of operations for first quarter ended September 30, 2005.


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